8% Secured Promissory Note due September 2, 2006

September 2, 2005 $450,0011.00

New York, New York

FOR VALUE RECEIVED, the undersigned, AMEREX COMPANIES, INC., an Oklahoma corporation with offices at 406 S. Boulder, Suite 820, Tulsa, Oklahoma 74103 (the "Borrower"), hereby promises to pay to the order of Professional Traders Fund, LLC, with an address at 1400 Old Country Road, Suite 206, Westbury, New York 11590, or registered assigns (the "Holder"), the principal amount of FOUR HUNDRED AND FTFTY THOUSAND DOLLARS

$450,040.00) on the Maturity Date (as hereinafter defined), and to pay simple interest on the unpaid principal balance hereof at the rate (calculated on the is of a 360=day year consisting of twelve 30-thy months) of 5°/a per annum front the date Hereof until the Maturity Date. Accrued interest on the unpaid principal balance hereof shall be payable on the Maturity Date. The Borrower also promises to pay on demand interest on any overdue principal and (to the extent permitted by applicable law) on any overdue interest at the irate of eighteen percent (18%) per annum. Any amounts paid hereunder (or deemed. paid hereunder in connection with the transactions related to this Note) in excess of the highest rate permitted under applicable law shall be applied to principal and not to interest.

1.

Payments. And Regnired Prepavments.

(a)

Principal of, and .any accrued and unpaid interest on, this Note shall be due and payable in full on the Maturity Date. The "Maturty Date" shall be August

, 2006.

(b)

The Borrower shall may all principal of, and any accrued and unpaid interest on, this Note simultaneously with the closing of any Qualified Financing. As used herein, the feral Qualified Financing shall mean any debt (convertible or otherwise) or equity financing (or any combination of debt and equity financing) negotiated by the Borrower. As the sole exception to the foregoing mandatory prepayment, the Borrower may elect to prepay only fifty percent (50%) of principal and accrued and unpaid interest upon the first of such Qualified Financing, if but only if the Borrower complies with its obligations to issue equity to the Holder pursuant to the Letter Agreement (as defined below). If the Borrower so elects to prepay as described above, then the remaining fifty percent (50%) of principal of this Note shall remain outstanding in accordance with, its terms; provided, however, that in any subsequent Qualified Financing, the Borrower shall pay to the Holder the balance of the principal and accrued and unpaid interest due under the Note.

Interest on this Note shall accrue from the date of issuance hereof to, but excluding, the Maturity Date, and shall be payable in arrears on the Maturity Date or any prepayment date.

If the Maturity Date or any other date hereunder would fall on a day that is not a Business Day (as defined below), the payment due on each such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such other date, as the case maybe. "Business Day" means any day which is not a Saturday or Sunday and

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is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

(e)

Without limiting the terms of Section 1(b) of this Note, the Borrower may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to seemed interest hereon and the balance to the payment of principal hereof.

(t)

Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's adduces set forth above or to such. other address as the Holder may designate for such purpose from time to time by written notice to the Borrower, in such coin or currency of the United States of America as at the time. of payment shall be legal tender for the payment of public and private debts.

(g)

The obligation to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, reeoupment, or adjustment whatsoever: The Borrower hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act, or omission with respect to, the collection of any amount called for hereunder.

2.

Covenants.; Representations and Warranties.

2.1

(a) The Borrower covenants and agrees with the Holder That, so long as any amount remains unpaid on this Note, unless the consent of the Holder is obtained, the Borrower shall deliver to the Holder and otherwise comply with the following:

(i)

promptly after the Borrower shall obtain knowledge of such, written notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Borrower and his afliates, except proceedings which, if adversely determined, would not have a material adverse effect on the Borrower or any of his affiliates;

promptly after the Borrower shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "Default"), a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Borrower has taken or proposes to take with respect thereto;

with respect to the land, fixtures and equipment secured by the Security Agreement (as defined below), the Borrower may not incur any additional indebtedness of any kind, other than trade debt incurred in the ordinary course of business, or grant any liens or encumbrances

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